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BLAIR M. JOHNSON, P.A. Post Office Box 770496 Winter Garden, FL 34777-0496

This instrument prepared by:
BLAIR M. JOHNSON, ESQUIRE Post Office Box 770496
Winter Garden, FL 34777-0496
Property Appraisers Parcel Identification #: 09261100-025-00007

__________________________________________________________________________
THIS MORTGAGE

THIS IS A BALLOON MORTGAGE. THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY ON THE PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,049,000.00 SHALL BE $1,049,000.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Executed the 22nd day of July, 2008 by BLUE EARTH SOLUTIONS, INC., a Nevada Corporation hereinafter called the Mortgagor, to DONALD JENKINS and CAROL JENKINS, husband and wife, hereinafter called the Mortgagees.

(Wherever used herein the terms "Mortgagor" and "Mortgagee" include singular and plural, all the parties to this instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires; and the term "Note" includes all Notes herein described if more than one.)

WITNESSETH, that for good and valuable considerations, and also in consideration of the aggregate sum named in the Promissory Note of even date herewith, hereinafter described, the Mortgagor hereby grants, bargains, sells, aliens, remises, conveys and confirms unto the Mortgagees all the certain land of which the Mortgagor is now seized and in possession situated in Lake County, State of Florida, viz:

THIS IS A MORTGAGE.

LEGAL DESCRIPTION ATTACHED AS EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

THIS MORTGAGE SHALL NOT BE ASSUMABLE.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract,' contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five (25%) percent of the voting stock, partnership interests or limited liability company interests, as they case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Florida law.

ASSIGNMENT OF RENTS. In the event of a suit being instituted to foreclose this Mortgage, the Lender shall be entitled to apply at any time during such foreclosure suit to the Court having jurisdiction thereof for the appointment of a receiver of all and singular the mortgaged property, and of all rents, incomes, profits, issues and revenues thereof, from whatsoever source derived; and thereupon it is expressly covenanted and agreed that the Court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and said appointment shall be made by Court as a matter of strict right to the Lender and without reference to the adequacy or inadequacy of the value of the property hereby Borrower hereby specifically waives the right to object to the appointment of a receiver and hereby expressly consents that such appointment shall be made as an admitted equity and as a matter of absolute right to the Lender and that the same may be done without notice to the Borrower.

Mortgage

TO HAVE AND TO HOLD the same, together with the tenements, heredidaments and appurtenances thereto belonging, and the rents, issues and profits thereof, unto the Mortgagee, in fee simple.

AND the Mortgagor covenants with the Mortgagees that the Mortgagor is indefeasibly seized of said land in fee simple; that the Mortgagor has good right and lawful authority to convey said land as aforesaid; that the Mortgagor will make such further assurances to perfect the fee simple title to said land and will defend the same against the lawful claims of all persons whomsoever; and that said land is free and clear of all encumbrances, easements, and restrictions of record, however reference hereto shall not serve to reimpose same.

PROVIDED ALWAYS, that if said Mortgagor shall pay unto said Mortgagees the certain Promissory Note hereinafter substantially copies or identified, to-wit:

PROMISSORY NOTE

$1,100,000.00

Date: July 31, 2008
           Location: Orange County, Florida

VALUE RECEIVED, the undersigned, BLUE EARTH SOLUTIONS, INC., a Nevada Corporation, Maker, promises to pay to DONALD JENKINS and CAROL JENKINS, husband and wife, in the manner hereinafter specified, the principal sum of One Million One Hundred Thousand and 00/100 (S1.100,000.00) Dollars, with interest at the rate of Seven (7%) percent per annum on the unpaid balance. The said principal payment shall be payable in lawful money of the United States of America at 11646 Pike 9146 State Road UU, Louisiana, MO 63353, or at such place as may hereafter be designated by written notice from the holder to the maker thereof, on the date and in the manner following:

A principal payment of $51,000.00 shall be due on the date of this Note. Holder of this Note agrees to accept as payment of the $51,000.00 an assignment of the $51,000.00 real estate commission due from Holder to James Cohen, Jr. of lDX Realty.

The first payment of interest only in the amount of $6,119.17 shall commence on September 1, 2008 and continuing on the same day of each month thereafter for thirty-five (35) consecutive months, on the thirty-sixth (36th) monthly anniversary the principal amount of $1,049,000.00 together with any unpaid accrued interest shall be due and payable in full without demand.

THERE SHALL BE NO PENALTY FOR PREPAYMENT.

Florida Documentary Stamps on the Note in the amount of $3.850.00 have been paid.

There shall be a Five (5%) percent late payment penalty for any payment not received within Fifteen (15) days of the date the payment is due.

If default be made in the payment of any of the sums mentioned herein, or in the performance of any of the agreements contained herein, then the entire principal sum shall at the option of the holder thereof become at once due and collectible without notice, time being of the essence; and said unpaid principal balance shall be paid at the highest rate of interest allowable under the laws of the State of Florida from the date said default occurs until the entire remaining principal balance and accrued interest due under this note are paid in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Each person liable hereon whether maker or endorser, hereby waives presentment, protest, notice, notice of protest and notice of dishonor and agrees to pay all costs, including a reasonable attorney's fee, whether suit be brought or no!, if, after maturity of this Note or default hereunder, counsel shall be employed to collect this Note.

Whenever used herein the terms "holder", "maker" and "payee" shall be construed in the singular or plural as the context may require or admit.

Maker:                                                                      BLUE EARTH SOLUTIONS, INC.

BY: _________________________
                                                                                                ____________________________
____________________________
Address

and shall perform, comply with and abide by each and every agreements, stipulations,

Mortgage

conditions and covenants thereof, and of this Mortgage, then this Mortgage and the estate hereby created, shall cease, terminate and be null and void.

AND the Mortgagor hereby further covenants and agrees to pay promptly when due the principal and interest and other sums of money provided for in said Note and this Mortgage, or either; to pay all and singular the taxes, assessments, levies, liabilities, obligations, and encumbrances of every nature on said property; to permit, commit or suffer no waste, impairment or deterioration of said land or the improvements thereon at any time; to keep the buildings now or hereafter on said land fully insured in a sum of not less than FULL INSURABLE VALUE in a company or companies acceptable to the Mortgagees, the policy or policies to be held by, and payable to, said Mortgagee, and in the event any sum of money becomes payable by virtue of such insurance the Mortgagees shall have the right to receive and apply the same to the indebtedness hereby secured, accounting to the Mortgagor for any surplus; to pay all costs, charges, and expenses, including lawyer's fees and title searches, reasonably incurred or paid by the Mortgagee because of the failure of the Mortgagor to promptly and fully comply with the agreements, stipulations, conditions and covenants of said Note and this Mortgage, or either; to perform, comply with and abide by each and every agreements, stipulations, conditions and covenants set forth in said note and this Mortgage or either. In the event the Mortgagor fails to pay when due any tax, assessment, insurance premium or other sum of money payable by virtue of said Note and this Mortgage, or either, the Mortgagees may pay the same, without waiving or affecting the option to foreclose or any other right hereunder, and all such payments shall bear interest from date thereof at the highest lawful rate then allowed by the laws of the State of Florida.

IF any sum of money herein referred to be not promptly paid within thirty (30) days next after the same becomes due, or if each and every agreements, stipulations, conditions and covenants of said Note and this Mortgage, or either, are not fully performed, complied with and abided by, then the entire sum mentioned in said Note, and this Mortgage, or the entire balance unpaid thereon, shall forthwith or thereafter, at the option of the Mortgagees, become and be due and payable, anything in said Note or herein to the contrary notwithstanding. Failure by the Mortgagees to exercise any of the rights or options herein provided shall not constitute a waiver of any rights or options under said Note or this Mortgage accrued or thereafter accruing.

Mortgage

IN WITNESS WHEREOF, the said Mortgagor has hereunto signed and sealed these presents the day and year first above written.

THIS IS A BALLOON MORTGAGE. THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY ON THE PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,049,000.00 SHALL BE $1,049,000.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered in the presence of:

/s/ Blair M. Johnson Witness Signature Blair M. Johnson Print Name of Witness	BLUE EARTH SOLUTIONS, INC. BY: /s/ Patricia Cohen Patricia Cohen, as CEO Mortgager Signature
/s/ Kathy Ann Dickey Witness Signature Kathy Ann Dickey Print Name of Witness	13511 Grandville Ave. Clermont, FL 34711 Address

STATE of Flordia
COUNTY of Orange

I HEREBY CERTIFY that on this day, before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared, PATRICIA COHEN as CEO of BLUE EARTH SOLUTIONS, INC. who is personally known to me OR who presented a Florida Drivers License as identification and is known to be the   CEO   of BLUE EARTH
SOLUTIONS, INC. and that he/she severally acknowledged executing the same freely and voluntarily under authority duly vested in him/her by said Corporation.

Witness my hand and official seal in the County and state last aforesaid this 22nd day of July, 2008.

/s/ Blair M. Johnson
Notary Signature

Blair M. Johnson
Print Name of Notary

Mortgage

EXHIBIT A

That part of Tract 25, according to the LAKE HIGHLANDS COMPANY'S PLAT of Section 26, Township 22 South, Range 26 East, as recorded in Plat Book 3, Page 24, Public Records of Lake County, Florida, described as follows: Commence at the Southwest comer of Tract 25; thence North 00°56'04" West along the West line of said Tract 25, a distance of 220.00 feet, thence North 89°36'38" East, 465.87 feet, thence South 00°53' 49" East, 220.00 feet, thence South 89°14' 45" West, 466.01 feet to the Point of Beginning.

Together with an easement for ingress and egress on, over and across the following described property:

That part of Tracts 24 and 25, according to the LAKE HIGHLANDS COMPANY'S PLAT of Section 26, Township 22 South, Range 26 East, as recorded in Plat Book 3, Page 24, Public Records of Lake County, Florida, described as follows: Commence at the Southwest comer of said Tract 25, thence North 89°14'45" East along the South line of said Tract 25, a distance of 498.17 feet; thence North 00°53'59" West, 116.82 feet to the Point of Beginning; thence South 89°36'38" West 33.00 feet; thence North 00°53' 49" West, 1174.85 feet to the Southerly right of way line of State Road No. 50; thence North 89°36'35" East along said right of way line 66.00 feet; thence South 00°53'49" East 1174.51 feet; thence South 89°36'38" West, 33.00 feet to the Point of Beginning.

ASSIGNMENT OF REAL ESTATE COMMISSION

KNOW ALL MEN BY THESE PRESENTS:

That, JAMES COHEN, JR., in consideration of the sum of Ten ($10.00) Dollars and other good and valuable considerations, received from or on behalf of BLUE EARTH SOLUTIONS, INC., at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, does hereby assign and consent to apply the real estate commission in the amount of $51,000.00 that he is entitled to receive from the sale of real property in Lake County, Florida, pursuant to the Commercial Contract between Donald Jenkins and Carol Jenkins as Sellers and James Cohen, Sr. as Buyer dated May 6, 2008. James Cohen, Jr. directs that the $51,000.00 commission shall be applied towards the purchase price of the property.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day July, 2008.

Signed, sealed and delivered in presence of:

/s/ Blair M. Johnson Blair M. Johnson Print Name of Witness	/s/ James Cohen, Jr. JAMES COHEN, JR.
/s/ Kathy Ann Dickey Kathy Ann Dickey Print Name of Witness	13511 Granville Avenue Clermont, FL 34711

STATE OF Flordia
COUNTY OF Orange

The foregoing instrument was acknowledged before me this 31st day of July, 2008 by JAMES COHEN, JR., who is personally known OR who has produced his Florida Drivers License as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 31st day of July, 2008.

/s/ Blair M. Johnson
Notary Signature

Blair M. Johnson
Print Rotary Name
My Commission Expires:

PROMISSORY NOTE

$1,100,000.00	Date: July 31, 2008
Location: Orange County, Florida

FOR VALUE RECEIVED, the undersigned, BLUE EARTH SOLUTIONS, INC., a Nevada Corporation, Maker, promises to pay to DONALD JENKINS and CAROL JENKINS, husband and wife, in the manner hereinafter specified, the principal sum of One Million One Hundred Thousand and 00/100 ($1,100,000.00) Dollars, with interest at the rate of Seven (7%) percent per annum on the unpaid balance. The said principal payment shall be payable in lawful money of the United States of America at 11646 Pike 9146 State Road UU, Louisiana, MO 63353, or at such place as may hereafter be designated by written notice from the holder to the maker thereof, on the date and in the manner following:

A principal payment of $51,000.00 shall be due on the date of this Note. Holder of this Note agrees to accept as payment of the $51,000.00 an assignment of the $51,000.00 real estate commission due from Holder to James Cohen, Jr. of lDX Realty.

The first payment of interest only in the amount of $6,119.17 shall commence on September 1, 2008 and continuing on the same day of each month thereafter for thirty-five (35) consecutive months, on the thirty-sixth (36th) monthly anniversary the principal amount of $1,049,000.00 together with any unpaid accrued interest shall be due and payable in full without demand.

THERE SHALL BE NO PENALTY FOR PREPAYMENT.

Florida Documentary Stamps on the Note in the amount of $3,850.00671.50 have been paid.

There shall be a Five (5%) percent late payment penalty for any payment not received within Fifteen (15) days of the date the payment is due.

If default be made in the payment of any of the sums mentioned herein, or in the performance of any of the agreements contained herein, then the entire principal sum shall at the option of the holder thereof become at once due and collectible without notice, time being of the essence; and said unpaid principal balance shall be paid at the highest rate of interest allowable under the laws of the State of Florida from the date said default occurs until the entire remaining principal balance and accrued interest due under this note are paid in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Promissory Note

Each person liable hereon whether maker or endorser, hereby waives presentment, protest, notice, notice of protest and notice of dishonor and agrees to pay all costs, including a reasonable attorney's fee, whether suit be brought or not, if, after maturity of this Note or default hereunder, counsel shall be employed to collect this Note.

Whenever used herein the terms "holder", "maker" and "payee" shall be construed in the singular or plural as the context may require or admit.

Maker:

BLUE EARTH SOLUTIONS, INC. BY: /s/ Patricia Cohen Patricia Cohen as CEO 13511 Granville Ave Clermont, FL 34711 Address

PERSONAL GUARANTY

For value received, the undersigned, PATRICIA COHEN, CEO of BLUE EARTH SOLUTIONS, INC. and JAMES COHEN, SR., (hereinafter referred to as "Guarantor") hereby guarantees payment to DONALD JENKINS and CAROL JENKINS (hereinafter referred to as "JENKINS") of that certain Promissory Note to JENKINS made by BLUE EARTH SOLUTIONS, INC. to DONALD JENKINS and CAROL JENKINS, in the original principal amount of $1,049,000.00, secured by a Mortgage on the real property described in Exhibit "A" attached hereto, said Note and Mortgage bearing the date July 22nd, 2008.

This guaranty is for a total of One Million Forty Nine Thousand and 00/100 ($1,049,000.00) Dollars, plus interest thereon coming due on the Mortgage Note. This guaranty should terminate upon payment by BLUE EARTH SOLUTIONS, INC. to DONALD JENKINS and CAROL JENKINS of the $1,049,000.00 principal plus accrued interest.

I waive diligence on the part of JENKINS in the collection of that indebtedness, and agree that JENKINS should be under no obligation to notify me of the acceptance of the guaranty or of any credit extended on the face of this guaranty, or of any renewal or extensions of the indebtedness. JENKINS should have the privilege of granting such renewal and extensions as they may deem proper. I further expressly waive notice of nonpayment, protest, and notice of protest with respect to the indebtedness covered by this guaranty.

The obligations and liabilities of the undersigned guarantor and the obligations and liabilities of BLUE EARTH SOLUTIONS, INC. to DONALD JENKINS and CAROL JENKINS be joint and several. JENKINS should be authorized and impowered to institute proceedings in law or in equity against the undersigned guarantor, BLUE EARTH SOLUTIONS, INC. to DONALD JENKINS and CAROL JENKINS, or anyone or more of them, without joining BLUE EARTH SOLUTIONS, INC. or any of the other of the guarantor, if any.

Guarantor agrees that the terms, conditions, agreements, and stipulations in the DONALD JENKINS and CAROL JENKINS note and other evidences of indebtedness whose payment or discharge is hereby guaranteed, whether executed before or after this guaranty, should become a part of this agreement, hereby ratifying, adopting, and confirming such terms, conditions, agreements, and stipulations.

This guaranty is in addition to such other security, if any, as JENKINS now or hereafter may have. JENKINS may surrender or release BLUE EARTH SOLUTIONS, INC. or any portion of such other security, without in any way affecting my liability. It should not be necessary for JENKINS, in order to enforce payment by me of the indebtedness, to first institute suit or to pursue or exhaust its remedies against BLUE EARTH SOLUTIONS, INC. or against any other security which JENKINS may have.
I acknowledge that this guaranty is in effect and binding on myself without reference to whether it is signed by any other person or persons. I agree that as to myself the guaranty should continue in full force and effect notwithstanding the death or the release by agreement or be operation of law of, or the extension of time to, any other guarantor or guarantors as to obligations then existing.

My liability hereunder should not be affected or impaired by the existence, from time to time, of an indebtedness or liability of BLUE EARTH SOLUTIONS to DONALD JENKINS and CAROL JENKINS in excess of the amount of this guaranty.

This agreement is to be performed in the County of Orange, State of Florida, and any suit on this guaranty or for any breach of this guaranty may be brought and prosecuted in the courts of that county.

This guaranty should bind the heirs and legal representatives of the guarantor.

Dated this 31st day of July, 2008.

ADDRESS OF GUARANTOR:

13511 Granville Clermont, FL 34711	/s/ James Cohen, Sr. JAMES COHEN, SR. /s/ Patricia Cohen PATRICIA COHEN, CEO of BLUE EARTH SOLUTIONS, INC.